UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 22, 2004


                   AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
             (Exact name of registrant as specified in its charter)


            Indiana                   333-114937                94-2786905
----------------------------   ------------------------    -------------------
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
     of incorporation or                                   Identification No.)
        organization)


                829 AXP Financial Center
                 Minneapolis, Minnesota                     55474
       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code: (612) 671-3131
               ---------------------------------------------------


                                      None
               ---------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         Written communications pursuant to Rule 425 under the Securities Act
----     (17 CFR 230.425)

         Soliciting material pursuant to Rule 14a-12 under the Exchange Act
----     (17 CFR 240.14a-12)

         Pre-commencement communications pursuant to Rule 14d-2(b) under the
----     Exchange Act (17 CFR 240.14d-2(b))

         Pre-commencement communications pursuant to Rule 13e-4(c) under the
----     Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed on November 24, 2004 by the Registrant to change the word "replace" to "dismiss" or "dismissed" in the first paragraph and to make conforming changes. This amendment clarifies that the American Express Audit Committee dismissed Ernst & Young LLP as auditors for the 2005 fiscal year and the did not resign or decline to stand for re-election.

Item 4.01 Changes in Registrant's Certifying Accountant.

     As previously disclosed in the American Express Company 2004 Proxy, the Audit Committee of the Board of Directors of American Express Company determined to request proposals from auditing firms for its 2005 audit. This request was made pursuant to the Audit Committee's charter, which requires a detailed review of American Express Company's outside audit firm at least every ten years. At a meeting held on November 22, 2004, the Audit Committee approved the future engagement of PricewaterhouseCoopers LLP ("PWC") as the Registrant's independent registered public accountants ("auditors") for the fiscal year ending December 31, 2005 and dismissed the firm of Ernst & Young LLP ("E&Y") as auditors for 2005 fiscal year. E&Y will continue as the Registrant's auditors for the year ending December 31, 2004. The Audit Committee's decision to dismiss the
Registrant's current auditors was made after a robust proposal process that included three of the four major international accounting firms, including E&Y.

     E&Y's reports on the Registrant's consolidated financial statements for the fiscal years ended December 31, 2002 and 2003 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

     In connection with the audits of the Registrant's financial statements for each of the two fiscal years ended December 31, 2002 and 2003 and through November 22, 2004, there were no disagreements with E&Y on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the matter in their report. During the two most recent fiscal years and through November 22, 2004, there have been no "reportable events" (as defined in Regulation S-K, Item 304(a)(1)(v)). The Registrant has requested E&Y to furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of E&Y's letter, dated December 8, 2004, is filed as
Exhibit 16.1 to this Form 8-K/A.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

    16.1          Letter to the Securities and Exchange Commission from
                  Ernst & Young LLP.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              AMERICAN ENTERPRISE LIFE INSURANCE COMPANY

                                     By:   /s/ David K. Stewart
                                           ---------------------
                                     Name:     David K. Stewart
                                     Title:    Vice President and Controller

DATE:   December 8, 2004

                                  EXHIBIT INDEX


Item No.        Description
--------        -----------
16.1            Letter to the Securities and Exchange Commission from
                Ernst & Young LLP.

                                                               EXHIBIT Item 16.1




E   rErnst & Young LLP   rPhone (212) 773-3000

                                                 5 Times Square       www.ey.com
                                                 New York, NY 10036




December 8, 2004




Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549


Gentlemen:

We have read item 4.01 of Form 8-K/A dated December 8, 2004, of American Enterprise Life Insurance Company and are in agreement with the fourth sentence of the first paragraph and the statements contained in the second and third paragraphs on page 1 therein. We have no basis to agree or disagree with other statements of the registrant contained therein.


Very truly yours,

/s/ Ernst & Young LLP